SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2002

Guilford Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23736	52-1841960

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

6611 Tributary Street, Baltimore, Maryland	21224

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 631-6300

(Former name or former address, if changed since last report)

GUILFORD PHARMACEUTICALS INC.

Item 5. Other Events.

     On July 30, 2002, Guilford Pharmaceuticals Inc. issued the press release attached hereto as Exhibit 99.1 concerning a restructuring plan, including an immediate workforce reduction. The press release is incorporated herein by this reference.

Item 7. Financial Statements and Exhibits.

     99.1 Press Release, issued July 30, 2002 (announcing a restructuring plan, including a reduction in force and associated charges in connection therewith).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guilford Pharmaceuticals Inc.

Date: July 30, 2002	By:

Nancy J. Linck, Ph.D., J.D.
Senior Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description	Page

99.1	Press Release dated July 30, 2002	5